                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 2, 2005
                 ----------------------------------------------

                              ANCHOR SERIES TRUST

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Asset Allocation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     11

ACCOUNT INFORMATION.........................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     15

  Investment Selection......................................     15

  Investment Strategies.....................................     15

GLOSSARY....................................................     18

  Investment Terminology....................................     18

  Risk Terminology..........................................     21

MANAGEMENT..................................................     23

  Information about the Investment Adviser..................     23

  Information about the Subadvisers.........................     23

  Portfolio Management......................................     24

  Custodian, Transfer and Dividend Paying Agent.............     25

FINANCIAL HIGHLIGHTS........................................     26

FOR MORE INFORMATION........................................     28

Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's nine separate investment series, four of which are described in this Prospectus (Portfolios), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 15, and the glossary that follows on page 18.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO             capital appreciation           invests primarily in core
                                                              equity securities that are
                                                              widely diversified by industry
                                                              and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         long-term capital              invests primarily in growth
  PORTFOLIO                    appreciation                   equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may be
                                                              concentrated and will
                                                              generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
------------------------------------------------------------------------------------------------

                                        3                    Anchor Series Trust

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

INCOME consists of interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.



------------------------------------------------------------------------------------------------
                                      ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  ASSET ALLOCATION PORTFOLIO   high total return (including   invests in a diversified
                               income and capital gains)      portfolio that may include
                               consistent with long-term      common stocks and other
                               preservation of capital        securities with common stock
                                                              characteristics, bonds and
                                                              other intermediate and
                                                              long-term fixed income
                                                              securities and money market
                                                              instruments
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                     FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
          PORTFOLIO                  INVESTMENT GOAL          PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY       relatively high current        invests, under normal
  BOND PORTFOLIO               income, liquidity and          circumstances, at least 80% of
                               security of principal          net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities (rated
                                                              AA or better by Standard &
                                                              Poor's or Aa2 or better by
                                                              Moody's)
------------------------------------------------------------------------------------------------

                                        4                    Anchor Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 16 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH and CAPITAL APPRECIATION PORTFOLIOS invest primarily in equities. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the ASSET ALLOCATION PORTFOLIO invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The ASSET ALLOCATION PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

                                        5                    Anchor Series Trust

    Risks of Investing Internationally

    All of the Portfolios may, and the GROWTH, CAPITAL APPRECIATION and ASSET ALLOCATION PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and ASSET ALLOCATION PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

                                        6                    Anchor Series Trust

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%
2003                                                                29.94%
2004                                                                10.82%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2004)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      10.82%      -0.72%     12.51%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      11.95%      -1.16%     12.01%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                                        7                    Anchor Series Trust

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%
2003                                                                       32.27%
2004                                                                        9.11%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2004)              YEAR       YEARS      YEARS
---------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1             9.11%      -2.03%     14.59%
---------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                    6.93%      -8.87%      9.30%
---------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

                                        8                    Anchor Series Trust

--------------------------------------------------------------------------------

                          ASSET ALLOCATION PORTFOLIO*
--------------------------------------------------------------------------------

                                  (CLASS 3)**

                                  (BAR CHART)

                                                              ASSET ALLOCATION PORTFOLIO
                                                              --------------------------
2003                                                                     22.77%
2004                                                                     10.04%

During the period shown in the bar chart, the highest return for a quarter was 11.10% (quarter ended 6/30/03) and the lowest return for a quarter was -0.87% (quarter ended 3/31/03).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       CLASS 3
CALENDAR YEAR ENDED DECEMBER 31, 2004)              YEAR     SINCE INCEPTION
----------------------------------------------------------------------------
 Asset Allocation Portfolio Class 3(1)             10.04%        16.69%
----------------------------------------------------------------------------
 S&P 500(R) Index(2)                               10.88%        21.39%
----------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(3)            4.34%         4.46%
----------------------------------------------------------------------------
 Blended Index(4)                                   8.30%        14.57%
----------------------------------------------------------------------------

 * Performance information shown for periods prior to November 24, 2003 is that of the SunAmerica Series Trust Asset Allocation Portfolio (the "SAST Portfolio") that was reorganized into the Portfolio on November 24, 2003. The SAST Portfolio had the same investment goal and investment strategies and policies as the Portfolio, and was managed by the same portfolio managers.

** Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

 1  Inception date for the SAST Portfolio Class 3 is September 30, 2002.

 2 The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

 3 The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

 4 The Blended Index consists of 40% Lehman Brothers U.S. Aggregate Index and 60% S&P 500 Index.

                                        9                    Anchor Series Trust

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%
2003                                                                           2.50%
2004                                                                           3.41%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -2.46% (quarter ended 3/31/96).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                   PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2004)                      YEAR       YEARS      YEARS
-----------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1             3.41%       6.65%      7.15%
-----------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate A or Better Index(1)       4.13%       7.58%      7.64%
-----------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate A or Better Index is a subset of the Lehman Brothers Aggregate Bond Index and indices, government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Lehman Brothers U.S. Aggregate A or Better Index excludes BBB bonds.

                                       10                    Anchor Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                         CAPITAL        ASSET        GOVERNMENT
                            GROWTH     APPRECIATION   ALLOCATION    AND QUALITY
                           PORTFOLIO    PORTFOLIO     PORTFOLIO    BOND PORTFOLIO
                           ---------   ------------   ----------   --------------
                            Class 1      Class 1       Class 3        Class 1
                           ---------   ------------   ----------   --------------
Management Fees..........    0.68%        0.70%         0.60%          0.55%
Service (12b-1) Fees.....    0.00%        0.00%         0.25%          0.00%
Other Expenses...........    0.04%        0.06%         0.07%          0.05%
Total Annual Portfolio
  Operating Expenses.....    0.72%        0.76%         0.92%          0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth Portfolio
(Class 1 shares)............................................   $74      $230      $401      $  894

Capital Appreciation Portfolio
(Class 1 shares)............................................   $78      $243      $422      $  942

Asset Allocation Portfolio
(Class 3 shares)............................................   $94      $293      $509      $1,131

Government and Quality Bond Portfolio
(Class 1 shares)............................................   $61      $192      $335      $  750

                                       11                    Anchor Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo), the investment adviser and manager. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. The term "Manager" as used in this Prospectus means either SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 3 shares of the Asset Allocation Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Asset Allocation Portfolio's Class 3 shares. Because these fees are paid out of the Asset Allocation Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the

                                       12                    Anchor Series Trust

Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares of the Asset Allocation Portfolio are subject to service fees pursuant to a Rule 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since all the Portfolios may invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

                                       13                    Anchor Series Trust

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

                                       14                    Anchor Series Trust

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio, other than the Asset Allocation Portfolio, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

The Asset Allocation Portfolio employs both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, the Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

                                       15                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                             GROWTH           CAPITAL APPRECIATION      ASSET ALLOCATION         GOVERNMENT AND
                                                                                                  QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
 Portfolio's           - large-cap stocks      - large-cap stocks      - common stocks         securities:
 principal             - mid-cap stocks        - mid-cap stocks        - convertible           - U.S. government
 investments?          - small-cap stocks      - small-cap stocks        securities              securities
                                                                       - warrants              - high quality
                                                                       - rights                  corporate bonds
                                                                     - Fixed income            - mortgage backed
                                                                       securities:               and asset backed
                                                                       - U.S. government         securities
                                                                         securities
                                                                       - investment grade
                                                                         corporate bonds
                                                                       - preferred stocks
                                                                       - junk bonds (up to
                                                                         25% of fixed
                                                                         income
                                                                         investments)
                                                                       - senior securities
                                                                       - pass-through
                                                                         securities
                                                                     - REITs
                                                                     - Registered
                                                                       investment companies
                                                                     - Foreign securities
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Equity securities:    - Equity securities:    - Equity securities:    - Fixed-income
 of investments or     - foreign equity        - foreign equity        - small-cap stocks      securities:
 strategies may the      securities              securities            - medium-cap stocks     - corporate bonds
 Portfolio use to a      including ADRs,         including ADRs,       - convertible             rated as low as
 significant             EDRs or GDRs (up        EDRs or GDRs (up        securities              "A" (up to 20%)
 extent?                 to 25%)                 to 25%)             - Foreign securities:     - foreign fixed
                                                                       - ADRs, GDRs and          income securities
                                                                         EDRs                    (U.S. dollar
                                                                       - emerging markets        denominated)
                                                                     - Equity swaps          - Credit swaps (up to
                                                                     - Currency                5%)
                                                                       transactions          - Interest rate swaps,
                                                                     - Futures                 caps, floors and
                                                                     - Forward commitments     collars (up to 10%)
                                                                     - Mortgage dollar       - Total return swaps
                                                                       rolls                   (up to 10%)
                                                                     - Deferred interest
                                                                       bonds
                                                                     - Illiquid securities
                                                                       (up to 15%)
-----------------------------------------------------------------------------------------------------------------------
 What other types    - Currency              - Currency              - Options and futures   - Borrowing for
 of investments may    transactions            transactions          - Short-term              temporary or
 the Portfolio use   - Borrowing for         - Borrowing for           investments             emergency purposes
 as part of            temporary or            temporary or          - Firm commitment         (up to 10%)
 efficient             emergency purposes      emergency purposes      agreements            - Illiquid securities
 portfolio             (up to 10%)             (up to 10%)           - When-issued and         (up to 10%)
 management or to    - Illiquid securities   - Illiquid securities     delayed-delivery      - Forward commitments
 enhance return?       (up to 10%)             (up to 10%)             transactions          - When-issued/delayed
                     - Forward commitments   - Forward commitments   - Zero coupon bonds       delivery
                     - When-issued/delayed   - When-issued/delayed   - Interest rate swaps,    transactions
                       delivery                delivery                caps, floors and      - Defensive
                       transactions            transactions            collars                 investments
                     - Defensive             - Defensive             - Securities lending    - Zero coupon bonds
                       investments             investments             (up to 33 1/3%)       - Currency
                     - Special situations    - Special situations    - Loan participations     transactions
                     - Options and futures   - Options and futures     and assignments       - Futures
                     - Rights and warrants   - Rights and warrants   - Defensive             - Special situations
                     - Convertible           - Convertible             investments           - Rights and warrants
                       securities (up to       securities (up to     - Borrowing for
                       20%)                    20%)                    temporary or
                                                                       emergency purposes
                                                                       (up to 33 1/3%)
                                                                     - Hybrid instruments
                                                                       (up to 10%)
-----------------------------------------------------------------------------------------------------------------------

                                       16                    Anchor Series Trust


-----------------------------------------------------------------------------------------------------------------------
                             GROWTH           CAPITAL APPRECIATION      ASSET ALLOCATION         GOVERNMENT AND
                                                                                                  QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility     - Market volatility     - Market volatility     - Market volatility
 normally affect     - Securities selection  - Securities selection  - Securities selection  - Securities selection
 the Portfolio?      - Small and medium      - Growth stocks         - Interest rate         - Interest rate
                       sized companies       - Small and medium        fluctuations            fluctuations
                     - Active trading          sized companies       - Credit quality        - Active trading
                     - Hedging               - Active trading        - Currency volatility   - Hedging
                     - Growth stocks         - Hedging               - Foreign exposure      - Credit quality
                     - Foreign exposure      - Currency volatility   - Derivatives           - Prepayment
                     - Currency volatility   - Foreign exposure      - Hedging
                                                                     - Growth stocks
                                                                     - Prepayment
                                                                     - Illiquidity
                                                                     - Active trading
                                                                     - Prepayment
                                                                     - Small and medium
                                                                       sized companies
-----------------------------------------------------------------------------------------------------------------------

                                       17                    Anchor Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

                                       18                    Anchor Series Trust

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS and DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time

                                       19                    Anchor Series Trust
depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary receipts (SPDRs) and iShares(SM)) and other EXCHANGE TRADED FUNDS (ETFs), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

                                       20                    Anchor Series Trust

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

                                       21                    Anchor Series Trust

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

                                       22                    Anchor Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadvisers, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $42.9 billion as of December 31, 2004. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Inc., Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Asset Allocation Portfolio with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for the Asset Allocation Portfolio, change the terms of particular agreements with such Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Asset Allocation Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

For the fiscal year ended December 31, 2004, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.68%
Capital Appreciation Portfolio..............................  0.70%
Asset Allocation Portfolio..................................  0.60%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) is a Massachusetts limited liability partnership. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2004, Wellington Management managed approximately $470 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the Investment Company Act of 1940 and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of December 31, 2004, WMA had over $22 billion in assets under management.

SAAMCo compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate its agreements with either Subadviser without shareholder approval.

                                       23                    Anchor Series Trust

PORTFOLIO MANAGEMENT

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO          Wellington       - Matthew E. Megargel, CFA           Mr. Megargel has served as
                           Management         Senior Vice President              the portfolio manager for the
                                                                                 Portfolio since 1995. He
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 1983. Mr. Megargel also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio and Growth and
                                                                                 Income Portfolio.
                                            ----------------------------------------------------------------------
                                            - Jeffrey L. Kripke                  Mr. Kripke joined Wellington
                                              Vice President                     Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Kripke has been involved in
                                                                                 portfolio management and
                                                                                 securities analysis of the
                                                                                 Portfolio since 2001. Prior
                                                                                 to Wellington Management, Mr.
                                                                                 Kripke was an Associate
                                                                                 Portfolio Manager at Merrill
                                                                                 Lynch Asset Management from
                                                                                 1999-2001.
                                            ----------------------------------------------------------------------
                                            - Francis J. Boggan, CFA             Mr. Boggan joined Wellington
                                              Vice President                     Management as an investment
                                                                                 professional in 2001. Mr.
                                                                                 Boggan has served as
                                                                                 portfolio manager of the
                                                                                 Portfolio since 2001. Prior
                                                                                 to joining Wellington
                                                                                 Management, Mr. Boggan was a
                                                                                 Managing Director of
                                                                                 Palladian Capital Management
                                                                                 in Los Angeles (1998-2000).
                                            ----------------------------------------------------------------------
                                            - Maya K. Bittar, CFA                Ms. Bittar joined Wellington
                                              Vice President                     Management as an investment
                                                                                 professional in 1998. Ms.
                                                                                 Bittar has been involved in
                                                                                 portfolio management and
                                                                                 securities analysis of the
                                                                                 Portfolio since 1998. She
                                                                                 also manages the Multi-Asset
                                                                                 Portfolio.
------------------------------------------------------------------------------------------------------------------

                                       24                    Anchor Series Trust


------------------------------------------------------------------------------------------------------------------
                                                    NAME AND TITLE OF
       PORTFOLIO             SUBADVISER             PORTFOLIO MANAGER                     EXPERIENCE
                                                 (AND/OR MANAGEMENT TEAM)
------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION      Wellington       - Robert D. Rands, CFA               Mr. Rands has served as the
 PORTFOLIO                 Management         Senior Vice President              portfolio manager for the
                                                                                 Portfolio since its inception
                                                                                 in 1987. He joined Wellington
                                                                                 Management as an investment
                                                                                 professional in 1978. Mr.
                                                                                 Rands also manages the
                                                                                 Strategic Multi-Asset
                                                                                 Portfolio (see below).
------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION          WMA              Team members include:
 PORTFOLIO
                                            - Michael D. Meighan                 Mr. Meighan joined WMA in
                                              Portfolio Manager                  1999 as a Senior Asset
                                                                                 Allocation Analyst. From
                                                                                 1993-1999 he was a Manager of
                                                                                 Managed Assets at D.A.
                                                                                 Davidson & Co. He holds the
                                                                                 Chartered Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Gary J. Pokrzynwinski              Mr. Pokrzynwinski joined WMA
                                              Head of Investments and Senior     in 1992. He has been a Senior
                                              Portfolio                          Portfolio Manager since 1994,
                                              Manager                            and Head of the Fixed Income
                                                                                 Investment Team since 1999.
                                                                                 He holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
                                            ----------------------------------------------------------------------
                                            - Randall L. Yoakum                  Mr. Yoakum re-joined WMA in
                                              Chief Investment Strategist        1999 as Senior Portfolio
                                              and Senior Portfolio Manager       Manager and Chairman of the
                                                                                 Investment Policy, Asset
                                                                                 Allocation and Equity
                                                                                 Investment Teams. From
                                                                                 1997-1999, Mr. Yoakum was the
                                                                                 Chief Investment Officer at
                                                                                 D.A. Davidson & Co. Mr.
                                                                                 Yoakum holds the Chartered
                                                                                 Financial Analyst
                                                                                 designation.
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY    Wellington       - John C. Keogh                      Mr. Keogh has served as the
 BOND PORTFOLIO            Management         Senior Vice President              portfolio manager for the
                                                                                 Portfolio since 1994. He
                                                                                 joined Wellington Management
                                                                                 as an investment professional
                                                                                 in 1983. Mr. Keogh also
                                                                                 manages the Multi-Asset
                                                                                 Portfolio (see above).
------------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

                                       25                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                   Government and Quality Bond Portfolio -- Class 1
12/31/00         $13.68       $0.82        $ 0.70        $ 1.52      $(0.75)       $   --          $(0.75)      $14.45
12/31/01          14.45        0.76          0.24          1.00       (0.68)           --           (0.68)       14.77
12/31/02          14.77        0.65          0.72          1.37       (0.54)           --           (0.54)       15.60
12/31/03          15.60        0.56         (0.18)         0.38       (0.65)        (0.12)          (0.77)       15.21
12/31/04          15.21        0.55         (0.03)         0.52       (0.74)        (0.01)          (0.75)       14.98
                                        Asset Allocation Portfolio -- Class 3
09/30/02-
 01/31/03(3)     $11.26       $0.11        $ 0.36        $ 0.47      $(0.25)       $   --          $(0.25)      $11.48
02/01/03-
 12/31/03*        11.48        0.29          2.37          2.66       (0.44)           --           (0.44)       13.70
12/31/04          13.70        0.34          1.01          1.35       (0.36)           --           (0.36)       14.69

                                                       RATIO OF NET
                             NET                        INVESTMENT
                            ASSETS     RATIO OF           INCOME
                            END OF     EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL      PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)   (000'S)    NET ASSETS        NET ASSETS          RATE
-------------  --------------------------------------------------------------------
                         Government and Quality Bond Portfolio -- Class 1
12/31/00         11.35%    $532,223      0.66%             5.93%              58%
12/31/01          6.93      684,464      0.64(5)           5.16(5)            71
12/31/02          9.33      885,969      0.61              4.27              108
12/31/03          2.50      685,905      0.60              3.56               50
12/31/04          3.41      557,465      0.60              3.56               37
                              Asset Allocation Portfolio -- Class 3
09/30/02-
 01/31/03(3)      4.29%    $    526      0.87%(4)          2.93%(4)           28%
02/01/03-
 12/31/03*       23.41        3,196      0.92(4)           2.67(4)            19
12/31/04         10.04       12,638      0.92              2.52               35

---------------

 *  The Portfolio changed its fiscal year end from January 31 to December 31.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class.
(4) Annualized.
(5) The ratio is net of custody credit of less than 0.01%.

                                       26                    Anchor Series Trust

---------------------

ANCHOR SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DISTRIBUTIONS
                               NET        REALIZED       TOTAL      DECLARED      FROM NET                       NET
                NET ASSET    INVEST-    & UNREALIZED      FROM      FROM NET      REALIZED          TOTAL       ASSET
                  VALUE       MENT      GAIN (LOSS)     INVEST-      INVEST-       GAIN ON        DIVIDENDS     VALUE
   PERIOD       BEGINNING    INCOME          ON           MENT        MENT         INVEST-           AND        END OF
    ENDED       OF PERIOD   (LOSS)(1)   INVESTMENTS    OPERATIONS    INCOME         MENTS       DISTRIBUTIONS   PERIOD
----------------------------------------------------------------------------------------------------------------------
                                             Growth Portfolio -- Class 1
12/31/00         $38.52       $ 0.06       $(0.08)       $(0.02)     $(0.06)       $(4.02)         $(4.08)      $34.42
12/31/01          34.42         0.09        (5.15)        (5.06)      (0.04)        (4.36)          (4.40)       24.96
12/31/02          24.96         0.11        (5.64)        (5.53)      (0.08)           --           (0.08)       19.35
12/31/03          19.35         0.14         5.64          5.78       (0.12)           --           (0.12)       25.01
12/31/04          25.01         0.23         2.46          2.69       (0.14)           --           (0.14)       27.56
                                      Capital Appreciation Portfolio -- Class 1
12/31/00         $57.02       $ 0.11       $(3.39)       $(3.28)     $(0.05)       $(6.25)         $(6.30)      $47.44
12/31/01          47.44        (0.06)       (7.82)        (7.88)      (0.10)        (9.85)          (9.95)       29.61
12/31/02          29.61        (0.04)       (6.67)        (6.71)         --            --              --        22.90
12/31/03          22.90        (0.01)        7.40          7.39          --            --              --        30.29
12/31/04          30.29         0.08         2.68          2.76          --            --              --        33.05

                                                         RATIO OF NET
                              NET                         INVESTMENT
                             ASSETS      RATIO OF           INCOME
                             END OF      EXPENSES           (LOSS)          PORTFOLIO
   PERIOD        TOTAL       PERIOD     TO AVERAGE        TO AVERAGE        TURNOVER
    ENDED      RETURN(2)    (000'S)     NET ASSETS        NET ASSETS          RATE
-------------  ----------------------------------------------------------------------
                                    Growth Portfolio -- Class 1
12/31/00         (1.03)%   $  914,186      0.71%             0.20%              70%
12/31/01        (13.09)       791,845      0.72(3)           0.30(3)            70
12/31/02        (22.15)       520,917      0.74(4)           0.50(4)            70
12/31/03         29.94        616,441      0.75              0.67               72
12/31/04         10.82        622,822      0.72              0.91               80
                             Capital Appreciation Portfolio -- Class 1
12/31/00         (7.47)%   $1,954,892      0.70%             0.19%              84%
12/31/01        (12.61)     1,628,155      0.75(3)           0.15(3)            68
12/31/02        (22.66)     1,021,172      0.76(4)           0.16(4)            80
12/31/03         32.27      1,204,319      0.77             (0.04)             104
12/31/04          9.11      1,151,163      0.76              0.27              100

---------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) The ratio is net of custody credit of less than 0.01%.
(4) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

                                       27                    Anchor Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       28                    Anchor Series Trust